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                                                             EXHIBIT 10.06.06.02


                                FIRST AMENDMENT
                                    TO THE
                           ASSET PURCHASE AGREEMENT


This amendment ("Amendment") is dated as of this ___ day of February, 1997 by and between BACK BAY BROADCASTERS, INC. ("Seller"), and NEW ENGLAND CONTINENTAL MEDIA, INC. ("Buyer").

WHEREAS, pursuant to an agreement ("Purchase Agreement") dated December 4, 1996, by and between Seller and Buyer, Buyer obtained the right to purchase and acquire certain assets relating to radio station WBNW(AM), Boston Massachusetts;

WHEREAS, pursuant to Section 2.1(c) of the Purchase Agreement Buyer agreed,
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inter alia, to assume all obligations of Seller arising out of that certain lease agreement ("Lease") dated May 19, 1988 by and between Thomas J. Flatley d/b/a/ The Flatley Company ("the Landlord"), and WEEI, The Helen Broadcasting Company Limited Partnership, on or after the date for the closing ("the Closing") of the transactions contemplated by the Purchase Agreement;

WHEREAS, Buyer has entered into an agreement ("Termination Agreement") with the Landlord to terminate the Lease as of February 21, 1997, provided the Closing occurs before said date; and,

WHEREAS, the parties have agreed to and desire to amend the Purchase Agreement as set forth herein so that the Closing may occur on February 21, 1997,

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1.  Section 1.28 of the Purchase Agreement is amended in its entirety to
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provide as follows: "PURCHASE PRICE.  The consideration to be paid by Buyer to
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Seller for purchase of the Sale Assets in an amount equal to Five Million Nine
Hundred Eighty Three Thousand Five Hundred Dollars ($5,983,500)."

2.  Buyer hereby waives the requirement under Section 6.3 of the Purchase
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Agreement, that the FCC Order shall have "become a Final Action without any
Material Adverse Condition."

3.  Section 8.1 of the Purchase Agreement is amended in its entirety to provide
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as follows: "The Closing shall take place by mail on February 28, 1997."

4.  Section 8.2 of the Purchase Agreement is amended to provide that at the
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Closing, Seller shall deliver or cause to be delivered to Buyer an Unwind
Agreement in the form of Exhibit "B", attached hereto.

5.  Section 8.3 of the Purchase Agreement is amended to provide that at the
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Closing, Buyer shall deliver or cause to be delivered to Seller an Unwind
Agreement in the form of Exhibit "B", attached hereto.

6.  Section 9.4(a) of the Purchase Agreement is amended in its entirety to
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provide as follows:

             (a) Subject to the provisions of Subsection (b) below and Section
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      10.2 below, Buyer shall indemnify and hold harmless Seller and any
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      officer, director, agent, employee and affiliate thereof with respect to any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including reasonable attorneys' fees) relating to or arising out of:

                  (i) Any breach or non-performance by Buyer of any of its representations, warranties, covenants or agreements set forth in this Agreement or any other Document; or

                  (ii) The ownership or operation of the Station after the Closing Date;

                  (iii) Commissions, fees, compensation or reimbursement due pursuant to the agreement attached hereto as Exhibit "C" and resulting from the termination by Buyer of the Station Agreement known as the Flatley Lease. (This Section 9.4(a)(iii) shall not be subject to Seller's
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      Threshold Limitation.)

                  (iv) Any activity on or after December 4, 1996 relating to the failure by Back Bay or New England to enter into the proposed subleases to Shadow Broadcast Services LLC ("Shadow") and Partner Provider Health, Inc. ("PPH") of space demised by the Flatley Lease, including without limitation any claims by Shadow, PPH, any broker or finder, or the Flatley Company. (This
Section 9.4(a)(iv) shall not be subject to Seller's Threshold Limitation.)
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                (v) All other liabilities or obligations of Buyer
including, without limitation, the Assumed Obligations.

7. Except as expressly provided herein, the terms and conditions of the Purchase Agreement shall remain in full force and effect and unamended. In the event of a conflict between this Amendment and the terms of the Purchase Agreement, the terms of this Amendment shall control.


IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

"SELLER"                                   "BUYER"

BACK BAY BROADCASTERS, INC.                NEW ENGLAND CONTINENTAL MEDIA, INC.



By: /s/ Peter Othmar                       By:
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     Peter Othmar                                Eric H. Halvorson
     Chairman/Chief Executive Officer            Executive Vice President


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                              (v) All other liabilities or obligations of Buyer
                 including, without limitation, the Assumed Obligations.


7. Except as expressly provided herein, the terms and conditions of the Purchase Agreement shall remain in full force and effect and unamended. In the event of a conflict between this Amendment and the terms of the Purchase Agreement, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

"SELLER"                                    "BUYER"

BACK BAY BROADCASTERS, INC.                 NEW ENGLAND CONTINENTAL MEDIA, INC.


By:                                         By: /s/ ERIC H. HALVORSON
   --------------------------------            --------------------------------
   Peter Ottmar                                    Eric H. Halvorson
   Chairman/Chief Executive Officer                Executive Vice President